Exhibit 99.1

Investor Presentation Third Quarter Ended September 30, 2015 NYSE : AF

Forward Looking Statement 2 This presentation may contain a number of forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, or the Securities Act, and Section 21 E of the Securities Exchange Act of 1934 , as amended, or the Exchange Act . These statements may be identified by the use of the words “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar terms and phrases, including references to assumptions . Forward - looking statements are based on various assumptions and analyses made by us in light of our management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances . These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors (many of which are beyond our control) that could cause actual results to differ materially from future results expressed or implied by such forward - looking statements . These factors include, without limitation, the following : the timing and occurrence or non - occurrence of events that may be subject to circumstances beyond our control ; increases in competitive pressure among financial institutions or from non - financial institutions ; changes in the interest rate environment ; changes in deposit flows, loan demand or collateral values ; changes in accounting principles, policies or guidelines ; changes in general economic conditions, either nationally or locally in some or all areas in which we do business, or conditions in the real estate or securities markets or the banking industry ; legislative or regulatory changes, including the implementation of the Dodd - Frank Wall Street Reform and Consumer Protection Act of 2010 , and any actions regarding foreclosures ; enhanced supervision and examination by the Office of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, and the Consumer Financial Protection Bureau ; effects of changes in existing U . S . government or government - sponsored mortgage programs ; our ability to successfully implement technological changes ; our ability to successfully consummate new business initiatives ; litigation or other matters before regulatory agencies, whether currently existing or commencing in the future ; or our ability to implement enhanced risk management policies, procedures and controls commensurate with shifts in our business strategies and regulatory expectations . We have no obligation to update any forward - looking statements to reflect events or circumstances after the date of this document .

Corporate Profile NYSE : AF » Astoria Financial, with assets of $15.1 billion is the holding company for Astoria Bank (established in 1888), with deposits of $9.0 billion, and is the eighth largest publicly traded financial institution in our core market » 21+ consecutive years of core profitability as a public company (1) » Stable and healthy credit metrics throughout the financial crisis » Clean , well capitalized balance sheet 3 (1) Refers to net income recalculated to exclude net realized gains and losses on securities, amortization of intangibles and impairment of goodwill, and other nonrecurring items. Core profitability is a non - GAAP financial measure .

Strategy and Business Fundamentals 4 Conservative Corporate Strategy • Core competencies: - Mortgage lending - Retail banking - Business banking • Reposition asset/liability mix - Focus on multi - family & commercial real estate loans - Expand business banking presence - Increase core deposits, decrease CDs • Disciplined cost control Disciplined Lending • Multi - family & commercial real estate lending - High quality - Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization - Low LTVs • Residential lending - Geographically diverse loan portfolio - Low LTVs and no sub - prime, payment option or negative amortization loans - Primarily jumbo 5/1 and 7/1 ARMs and 15 year fixed rate loans Attractive and Stable Franchise • Significant deposit market share (1) • Core market is more densely populated and wealthier than U.S. average (1) Strong Leadership and Culture • Solid & seasoned management team • High insider ownership (11%) aligns management with shareholders • Significant community involvement through funding and volunteer efforts Sources: SNL Financial LC, Company filings. (1) Deposit market share as of June 30, 2015. Core market includes Long Island market consisting of Kings, Queens, Nassau and Suffolk counties .

Strong Capital Position 5 Tier 1 Leverage Common Equity Tier 1 Risk-Based Tier 1 Risk-Based Total Risk-Based Tangible Common Equity 11.00% 19.00% 19.00% 20.22% 10.06% 16.03% 17.42% 18.63% 8.93% Bank Holding Company At September 30, 2015 Note: The regulatory capital ratios represent calculations under the Basel III Capital Rules, which became effective for Astoria Bank and Astoria Financial Corporation on January 1, 2015, and the Dodd - Frank Act. Prior to 2015, Astoria Financial Corporation was not subject to regulatory capital requirements.

Multi - family/Commercial Real Estate Lending MF/CRE loan portfolio grew by $194.7 million for the 12 months ended September 30, 2015 and represents 42% of the total loan portfolio at September 30, 2015, compared to 38% at September 30, 2014. » $4.7 billion portfolio YTD originations of $590.3 million , with a weighted average LTV at origination of approximately 49% and weighted average debt service coverage ratio of approximately 1.52, all in footprint Weighted average LTV (1) on total MF/CRE loan portfolio < 47% » Focus on rent controlled, rent stabilized apartments in New York City Approximately 85% of the multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization Pipeline of approximately $414.8 million at September 30, 2015 with weighted average coupon of approximately 3.49% 6 (1) LTV ratios are based on current principal balances and original appraised values .

Residential Mortgage Lending » $6.2 billion portfolio Primarily prime, jumbo 5/1 and 7/1 hybrid ARMs and 15 year fixed rate loans No sub - prime, payment option or negative amortization ARM lending YTD originations of $514.0 million with a weighted average LTV at origination of approximately 62% Weighted average LTV (1) on total residential loan portfolio <58% Pipeline of approximately $176.1 million at September 30, 2015 » Multiple delivery channels provide flexibility & efficiency Retail Commissioned brokers Third party originators » Geographically diversified portfolio Reduces lending concentrations 7 (1) LTV ratios are based on current principal balances and original appraised values . Regardless of channel, all loans underwritten to Astoria’s stringent standards

Retail Banking Philosophy » Consultative approach to helping consumers achieve financial health and well - being » Pro - active sales culture – PEAK Process » Focus on customer service High customer satisfaction Favorably positioned against the competition » Community involvement Support over 700 local organizations and not - for - profit agencies 8 Astoria Bank is an integral part of the fabric of the communities it serves

Strong Banking Footprint 9 CORE MARKET (Kings, Queens, Nassau & Suffolk) Total Population – 7.8 Million (Exceeds population of 38 individual U.S. states) Total Deposits - $216.2 Billion Kings County (Brooklyn) Population: 2.6 million Median household income: $47K Deposits: $ 1.2 billion Branches: 12 Market share: 3% Queens County Population: 2.3 million Median household income: $58K Deposits: $ 2.2 billion Branches: 17 Market share: 4% Nassau County Population: 1.4 million Median household income: $ 96K Deposits: $3.6 billion Branches: 28 Market share: 5 % Suffolk County * Population: 1.5 million Median household income: $ 89K Deposits: $ 2.1 billion Branches: 26 Market share: 4% Manhattan (NYC) Population: 1.6 million Median household income: $72K Branches : 1 Westchester Population: 1.0 million Median household income: $79K Deposits: $0.3 billion Branches: 3 Market share: 0.49% Well Positioned in Core Long Island Market Sources: FDIC Summary of Deposits (as of June 30, 2015) SNL Financial LC

Leading Retail Banking Franchise » Changed name to Astoria Bank on June 1, 2014 Better reflects our business as a diversified, full service community bank » $9.0 billion in deposits, 87 branch locations Stable source of funds – weighted average rate: 0.36% C ore deposits * totaled $6.9 billion , or 77% of total deposits; up from 72% of total deposits at December 31, 2014 53% of households that have a retail CD account also have a low cost checking, savings or money market account relationship » 94% of depositors, with $8.3 billion in deposits, live within 5 miles of a branch » Banking branches with high average deposits contribute to franchise value Long Island Offices (83) – Nassau (28), Suffolk (26), Queens (17), Brooklyn (12) Average Deposits of $105 Million (1) Westchester Offices (3) – Average Deposits of $110 Million New York City Office (1) – Opened March 31, 2014 – Deposits of $66 Million » Multiple delivery channels ATM’s, telephone, Internet and mobile banking 10 * Core deposits include savings, money market and checking accounts (1) Average Deposits for core Long Island offices do not include the Melville branch, which opened on December 1, 2014.

Business Banking Expansion » 52 employees currently supporting the business at September 30, 2015, up from 21 at year - end 2012 » 75% of Astoria Bank’s 87 branches are headed by experienced commercial bankers » Business loans, including commercial real estate loans originated through business banking operations have grown 39% in the past twelve months » Opened a business banking office in mid - town Manhattan in September 2013, our first full - service branch in Manhattan on March 31, 2014, and a full - service branch in Melville on December 1, 2014 » Expect to open a full - service branch in Long Island City, Queens, by year - end 2015. 11 Business deposits grew 11% from September 30, 2014, to $1.0 billion at September 30, 2015.

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 12

Residential 66% MF 25% CRE 7% Other 2% Residential 60% MF 31% CRE 7% Other 2% Residential 56% MF 35% CRE 7% Other 2% Balance Sheet Repositioning Trend 13 Deposits Core 70% CDs 30% Core 77% CDs 23% Loans At September 30, 2015 2013 Core 66% CDs 34% 2014

Current Focus » Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement 14

Net Interest Margin 15 2012 2013 2014 9M15 2.16% 2.25% 2.32% 2.35% 2012 2013 2014 YTD 2015 Cost of interest - bearing liabilities 1.64% 1.24% 1.09% 1.01 % Yield on interest - earning assets 3.73% 3.41% 3.34% 3.28%

Asset and Liability Repricing » CDs were either issued or repriced during September 2015 with a weighted average rate of 0.16% » CDs scheduled to mature: 4Q15: $0.3 billion with a weighted average rate of 0.45% 1Q16: $0.4 billion with a weighted average rate of 1.61% 2 Q16 : $0.2 billion with a weighted average rate of 1.26% 3Q16: $0.1 billion with a weighted average rate of 0.91% » Borrowings scheduled to mature: 4Q15 : $1.1 billion with a weighted average rate of 0.47% 1Q16: $0.3 billion with a weighted average rate of 0.87% 2Q16: $0.2 billion with a weighted average rate of 1.12% 3Q16: $0.1 billion with a weighted average rate of 1.19% » Residential hybrid ARMs scheduled to reset into 1 year ARMs: 4Q15: $0.7 billion with a weighted average rate of 3.22% 1Q16: $0.5 billion with a weighted average rate of 3.26% 2Q16: $0.6 billion with a weighted average rate of 3.25% 3Q16: $0.8 billion with a weighted average rate of 3.31% 16 $1.0 billion in CDs Weighted Average Rate: 1.09% $1.8 billion in Borrowings* Weighted Average Rate: 0.67% $2.6 billion in Residential Hybrid ARMs Weighted Average Rate: 3.26% * Does not foot due to rounding .

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 17

Interest Rate Risk Management » One year cumulative interest rate sensitivity gap at September 30, 2015: +2.01% At September 30, 2015 core deposits totaled $6.9 billion or 77% of total deposits; up from 72% of total deposits at December 31, 2014 » Key balance sheet components Approximately $4.0 billion, or 36%, of mortgage portfolio matures or reprices in one year or less Weighted average life of MBS portfolio of 4.0 years 18

» Balance Sheet Repositioning » Net Interest Margin Improvement » Interest Rate Risk Management » Asset Quality Improvement Current Focus 19

Asset Quality » Conservative underwriting, top quality loans, low LTV $3.3 billion , or 54% of residential portfolio, originated 2008 through 3Q15 with a weighted average LTV of 54% (1) , substantially all of which are current Residential I/O portfolio reduced by $2.2 billion, or 70% over last 3 years ($709.4 million, or 43% over the last year alone) to $932.7 million at September 30, 2015 Top quality multi - family and commercial real estate loan portfolios ▪ Approximately 85% of multi - family loan portfolio and pipeline loans are subject to rent control or rent stabilization ▪ Average LTV for portfolio loans < 47% (1) » Top quality MBS portfolio 99.8% GSE/agency Average life 4.0 years 20 (1) LTV ratios are based on current principal balances and original appraised values .

Asset Quality 21 (1) Includes $ 159.5 million of home equity loans. (2) Includes $ 51.9 million of residential loans, $3.1 million of multi - family loans, $4.1 million of CRE loans , in each case, which were current or less than 90 days past due. (3) Does not foot due to rounding. (4) Includes loans which were current totaling $48.0 million at September 30, 2015, $58.8 million at September 30, 2014 and $76.9 million at September 30, 2013. Consumer & Multi-family Loan portfolio balance $ 6,267.3 $ 3,911.0 $ 825.9 $ 249.2 (1) $ 11,253.4 Non-performing loans (NPLs) (2) $ 114.0 $ 5.4 $ 6.0 $ 6.2 $ 131.7 (3) NPLs/total loans 1.01% 0.05% 0.05% 0.06% 1.17% Net loan charge-offs (recoveries) 3Q15 $ 0.3 $ 0.3 $ (1.1) $ 0.0 $ (0.4) (3) Net charge-offs (recoveries) YTD $ 1.7 $ (0.6) $ (0.9) $ 0.2 $ 0.4 Other Residential TotalCRE Selected asset quality metrics at September 30, 2015, except as noted ($ in millions ) + = At September 30, 2013 $ 127.1 $ 87.9 $ 263.4 $ 351.3 $ 478.4 142.4 163.9 At September 30, 2014 $ 95.6 $ 70.3 $ 44.8 $ 115.1 $ 210.7 163.9 At September 30, 2015 $ 95.4 $ 59.1 $ 72.6 $ 131.7 $ 227.1 Past Due (4) Past Due NPLs Delinquent Loans and NPLs Total Loans 30-89 Days Past Due NPLs 90 Days or More NPLs Less Than 90 Days Two year delinquent loan migration trend (in millions)

Investment Summary » Conservative Corporate Strategy Quality mortgage lending Quality retail and business banking Disciplined cost control Well capitalized for all bank regulatory purposes » Disciplined Lending Multi - family/CRE YTD 2015 originations of $590.3 million with a weighted average LTV at origination of approximately 49% and weighted average debt service coverage ratio of approximately 1.52 all in footprint Residential YTD 2015 originations of $514.0 million with a weighted average LTV at origination of approximately 62% $3.3 billion, or 54% of residential portfolio, originated 2008 through 3Q15, with weighted average LTVs of approximately 54% (1) , substantially all of which are current No Alt A loans originated since 2007 Residential I/O portfolio reduced by $2.2 billion, or 70% over last 3 years ($709.4 million, or 43% over the last year alone) to $932.7 million at September 30, 2015 » Attractive and Stable Franchise Significant deposit market share in core market (2) Core deposit growth – emphasis on personal and business checking, marketing campaigns » Strong Leadership and Culture Average of 35 years of executive management experience Insider ownership at 11% 22 (1) LTV ratios are based on current principal balances and original appraised values. (2) Core market includes Kings, Queens, Nassau and Suffolk counties.

Addendum

Solid and Seasoned Management Team 24 Responsibility Age Years in Banking Monte N. Redman President & CEO Chief Executive Officer 65 41 Hugh J. Donlon Sr. EVP & CLO Chief Lending Officer 52 30 Alan P. Eggleston Sr. EVP & CRO Chief Risk Officer 62 35 Frank E. Fusco Sr. EVP & CFO Chief Financial Officer 52 26 Gerard C. Keegan Vice Chairman, Sr. EVP & COO Chief Operating Officer 69 44 Josie Callari Executive Vice President Chief Support Services Officer 62 43 Robert J. DeStefano Executive Vice President Chief Information Officer 57 36 Brian T. Edwards Executive Vice President Managing Director, Retail Banking Group 54 22 Stephen J. Sipola Executive Vice President Managing Director, Business Banking Group 58 36

Residential Loan Portfolio 25 2007 2008 2009 2010 2011 2012 2013 2014 3Q15 $7.6 $7.4 $6.3 $5.1 $3.8 $3.0 $2.2 $1.5 $0.9 $4.0 $4.9 $5.6 $5.8 $6.8 $6.7 $5.8 $5.4 $5.3 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 $6.2 Interest-Only Amortizing 2007 2008 2009 2010 2011 2012 2013 2014 3Q15 $2.9 $2.5 $2.1 $1.8 $1.6 $1.4 $1.2 $1.0 $0.9 $8.7 $9.8 $9.8 $9.1 $9.0 $8.3 $6.8 $5.9 $5.3 $11.6 $12.3 $11.9 $10.9 $10.6 $9.7 $8.0 $6.9 $6.2 Alt A Full Doc Interest - Only (1) vs . Amortizing Alt A (2) vs. Full Doc (in Billions ) (1) Interest - Only loans require borrowers to pay interest only during the first ten years of the loan term. No interest - only loans h ave been originated since 2010. (2) Alt A loans are comprised primarily of stated income, full asset loans. No Alt A loans have been originated since 2007.

Geographic Composition of Residential Loan Originations 26 New York 50 % New Jersey 6% Connecticut 6% Massachusetts 11% Other < 5% 27% New York 50% New Jersey 6% Washington 6% Connecticut 7% Virginia 7% Massachusetts 9% Other < 5% 15% For the three months ended September 30, 2015 For the nine months ended September 30, 2015 Total Residential Loan Originations $181.3 Million (1) Weighted Average LTV: 66% (3) Total Residential Loan Originations $604.9 Million (2) Weighted Average LTV: 62% (3) (1) Includes $29.8 million originated for sale . (2) Includes $90.8 million originated for sale. (3) Loans originated for portfolio.

Significant Market Share Penetration 27 June 30, 2015 Market # of DepositsInstitution Deposits Share Branches Per Branch 1 Chase $ 49,356 22.8% 362 $136 2 Capital One 28,661 13.3 168 171 3 Citibank 26,291 12.2 126 209 4 TD Bank 13,593 6.3 115 118 5 NY Community Bancorp 11,934 5.5 126 95 6 Bank of America 10,857 5.0 118 92 7 HSBC 9,126 4.2 76 120 8 ASTORIA* 9,016 4.2 83 109 9 Signature Bank 6,827 3.2 14 488 10 Santander 6,173 2.9 38 162 Total - Top 10 $ 171,834 79.5% 1,226 $140 Total - Core Market $ 216,212 100.0% 1,759 $123 Brooklyn, Queens, Nassau and Suffolk Ranked by June 2015 Market Share ($ in millions) * Astoria’s deposits highlighted above are comprised of retail and business community deposits. Astoria does not solicit broker or municipal deposits . Source: FDIC Summary of Deposits. Data as of June 30, 2015. Data represents the top ten institutions ranked by market share.

66% 34% 70% 30% 77% 23% Retail CDs: $2.1B @ 1.15% Core Community Deposits 28 Core Deposits (Savings , Money Market and Checking): $ 6.9 B @ 0.12% 2014 53% of the households that have a retail CD account also have a lower cost checking, savings or money market account relationship. 2015 Lower - cost core deposits increasing as a percentage of total deposits Retail CDs: $2.8B @ 1.50% 2013 Retail CDs: $3.5B @ 1.52 % Core Deposits (Savings , Money Market and Checking): $ 6.6B @ 0.10% Core Deposits (Savings , Money Market and Checking): $6.8B @ 0.11% At September 30,

Sales – PEAK Process » A “needs” based approach to sales rather than “product” based approach » Highly interactive program – daily and weekly meetings create a focus that is shared throughout the branch network » Incentives for strong performance, both individual and team 29 P erformance based on E nthusiasm, A ctions and K nowledge “Sales Oriented and Service Obsessed”

Customer Satisfaction » 77% of Astoria customers are highly satisfied » 74% of Astoria customers are highly likely to recommend Astoria to friend/family member » Satisfaction with the branch is by far the strongest driver of overall satisfaction – 87% of Astoria customers are highly satisfied with quality of branch service 30 Key Findings: Favorably Positioned Against Competitors Results are based on a 2014 Customer Satisfaction Survey.

Community Involvement » Education First Supports lifelong learning, promotes savings and provides meaningful financial solutions to improve the way our customers live and the neighborhoods we serve » Neighborhood Outreach Through funding and volunteer efforts, supports over 700 community - based organizations and not - for - profit agencies that enrich the communities within our market area Reinforces community involvement by promoting neighborhood news and events in our local community branches » Results/Recognition Seven consecutive “Outstanding” Community Reinvestment Act ratings by our primary banking regulator 31 Key Initiatives Astoria Bank is an integral part of the fabric of the communities it serves

Contact Information 32 Web Site: www.astoriabank.com Email: ir@astoriabank.com Telephone: (516) 327 - 7869 Address: Astoria Financial Corporation Attn: Investor Relations One Astoria Bank Plaza Lake Success, NY 11042